Exhibit 99.1

Accrued Interest Date:                                 Collection Period Ending:
27-Dec-04                                                              31-Dec-04
Distribution Date:      BMW VEHICLE OWNER TRUST 2003-A                  Period #
                        ------------------------------
25-Jan-05                                                                     21

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Balances
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
                                                                                 Initial        Period End
     Receivables                                                          $1,643,640,298      $619,328,732
     Reserve Account                                                         $12,327,302       $10,838,253
     Yield Supplement Overcollateralization                                   $9,034,825        $3,597,019
     Class A-1 Notes                                                        $380,000,000                $0
     Class A-2 Notes                                                        $455,000,000                $0
     Class A-3 Notes                                                        $470,000,000      $286,126,240
     Class A-4 Notes                                                        $296,913,000      $296,913,000
     Class B Notes                                                           $32,692,000       $32,692,000

Current Collection Period
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     Beginning Receivables Outstanding                                      $655,694,019
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                               $20,158,321
               Receipts of Pre-Paid Principal                                $15,822,367
               Liquidation Proceeds                                             $192,031
               Principal Balance Allocable to Gross Charge-offs                 $192,568
          Total Receipts of Principal                                        $36,365,288

          Interest Distribution Amount
               Receipts of Interest                                           $2,585,096
               Servicer Advances                                                      $0
               Reimbursement of Previous Servicer Advances                      ($47,759)
               Accrued Interest on Purchased Receivables                              $0
               Recoveries                                                        $53,518
               Net Investment Earnings                                           $16,044
          Total Receipts of Interest                                          $2,606,899

          Release from Reserve Account                                                $0

     Total Distribution Amount                                               $38,779,619

     Ending Receivables Outstanding                                         $619,328,732

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                    $321,866
     Current Period Servicer Advance                                                  $0
     Current Reimbursement of Previous Servicer Advance                         ($47,759)
     Ending Period Unreimbursed Previous Servicer Advances                      $274,106

Collection Account
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     Deposits to Collection Account                                          $38,779,619
     Withdrawals from Collection Account
          Servicing Fees                                                        $546,412
          Class A Noteholder Interest Distribution                            $1,147,024
          First Priority Principal Distribution                                       $0
          Class B Noteholder Interest Distribution                               $79,823
          Regular Principal Distribution                                     $36,161,721
          Reserve Account Deposit                                                     $0
          Unpaid Trustee Fees                                                         $0
          Excess Funds Released to Depositor                                    $844,639
     Total Distributions from Collection Account                             $38,779,619

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Excess Funds Released to the Depositor
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          Release from Reserve Account                                          $636,393
          Release from Collection Account                                       $844,639
     Total Excess Funds Released to the Depositor                             $1,481,032

Note Distribution Account
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     Amount Deposited from the Collection Account                            $37,388,568
     Amount Deposited from the Reserve Account                                        $0
     Amount Paid to Noteholders                                              $37,388,568

Distributions
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     Monthly Principal Distributable Amount                              Current Payment    Ending Balance   Per $1,000      Factor
     Class A-1 Notes                                                                  $0                $0        $0.00       0.00%
     Class A-2 Notes                                                                  $0                $0        $0.00       0.00%
     Class A-3 Notes                                                         $36,161,721      $286,126,240       $76.94      60.88%
     Class A-4 Notes                                                                  $0      $296,913,000        $0.00     100.00%
     Class B Notes                                                                    $0       $32,692,000        $0.00     100.00%

     Interest Distributable Amount                                       Current Payment        Per $1,000
     Class A-1 Notes                                                                  $0             $0.00
     Class A-2 Notes                                                                  $0             $0.00
     Class A-3 Notes                                                            $521,032             $1.11
     Class A-4 Notes                                                            $625,992             $2.11
     Class B Notes                                                               $79,823             $2.44



Carryover Shortfalls
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                                                                  Prior Period Carryover   Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                           $0                $0           $0
     Class A-2 Interest Carryover Shortfall                                           $0                $0           $0
     Class A-3 Interest Carryover Shortfall                                           $0                $0           $0
     Class A-4 Interest Carryover Shortfall                                           $0                $0           $0
     Class B Interest Carryover Shortfall                                             $0                $0           $0


Receivables Data
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                                                                        Beginning Period     Ending Period
     Number of Contracts                                                          41,155            39,957
     Weighted Average Remaining Term                                               33.72             32.77
     Weighted Average Annual Percentage Rate                                       5.20%             5.19%

     Delinquencies Aging Profile End of Period                             Dollar Amount        Percentage
          Current                                                           $547,762,327            88.44%
          1-29 days                                                          $58,640,237             9.47%
          30-59 days                                                          $9,808,903             1.58%
          60-89 days                                                          $1,720,546             0.28%
          90-119 days                                                           $507,042             0.08%
          120-149 days                                                          $889,676             0.14%
          Total                                                             $619,328,732           100.00%
          Delinquent Receivables +30 days past due                           $12,926,167             2.09%


     Write-offs
          Gross Principal Write-Offs for Current Period                         $192,568
          Recoveries for Current Period                                          $53,518
          Net Write-Offs for Current Period                                     $139,050

          Cumulative Realized Losses                                          $5,725,693


     Repossessions                                                         Dollar Amount             Units
          Beginning Period Repossessed Receivables Balance                    $1,294,794                64
          Ending Period Repossessed Receivables Balance                       $1,445,177                73
          Principal Balance of 90+ Day Repossessed Vehicles                     $121,419                 4

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Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                         $3,800,586
     Beginning Period Amount                                                  $3,800,586
     Ending Period Required Amount                                            $3,597,019
     Current Period Release                                                     $203,567
     Ending Period Amount                                                     $3,597,019
     Next Distribution Date Required Amount                                   $3,398,890

Reserve Account
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     Beginning Period Required Amount                                        $11,474,645
     Beginning Period Amount                                                 $11,474,645
     Net Investment Earnings                                                     $16,044
     Current Period Deposit                                                           $0
     Current Period Release to Collection Account                                     $0
     Current Period Release to Depositor                                        $636,393
     Ending Period Required Amount                                           $10,838,253
     Ending Period Amount                                                    $10,838,253


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